FOR IMMEDIATE RELEASE

Hughes Telematics to Combine with Polaris Acquisition Corp. in an
All-Stock Deal Valued at Approximately $700 Million

                       · Combined Company at Forefront of the Expanding Telematics Industry
                       · Apollo and Management to Maintain Stake, Agrees to Two-Year Lock-up
                       · Access to Public Markets Expected to Accelerate Expansion Opportunities

New York, NY – June 16, 2008 – Hughes Telematics, Inc., a leader in the high growth telematics industry, and Polaris Acquisition Corp., a Special Purpose Acquisition Corporation (“Polaris”) (AMEX: TKP.U), have signed a definitive merger agreement in an all-stock transaction valued at approximately $700 million. The transaction provides Polaris investors with a unique opportunity to participate in a rapidly growing technology and services company that is poised for strong recurring revenues and earnings.

The transaction provides Hughes Telematics with access to added resources, including an additional $140 million in capital to fund the company’s growth opportunities. This capital is in addition to the approximately $90 million invested to date by an affiliate of Apollo Management L.P. (“Apollo”). Apollo, which will maintain its current stake in Hughes Telematics, has agreed, along with management and other Hughes Telematics shareholders, to a two-year lock-up and will continue to play an important role in guiding the Company’s management team. In addition, the founders of Polaris have a 1 year lockup in a further showing of confidence in this transaction. Hughes Telematics has established its leadership position through long-term contracts with Chrysler Group and Mercedes-Benz USA, both of which are expected to begin implementing the Hughes Telematics solution in the second half of 2009 with the solution expected to be standard in nearly all of their U.S. production by 2012.

Hughes Telematics Positioned at the Forefront of a Rapidly Growing Industry

Hughes Telematics is one of the leaders in automotive telematics, a fast-growing technology enabled services industry that is expected to reach $30 billion in annual revenue within a decade. Automotive telematics is a set of systems that leverage and integrate Global Positioning Systems, on and off board computers, and other communications technologies, the functionality and combination of which radically transform the driving experience by remotely connecting drivers, passengers, auto manufacturers, dealers and other vested third parties with a wide range of safety, service, information and entertainment options.

Every day over 650 million people worldwide spend a significant amount of time in their vehicles. Automakers are contracting with Hughes Telematics to create user-friendly computerized dashboard displays and implement advanced, contextual voice recognition systems, through which drivers will be able to control personal devices such as MP3 players, download content, read, receive and respond via voice to e-mail, navigate in real time to connect with valuable points of interest, and much more.

“Hughes Telematics is making the possibility of a truly ‘connected car’ a reality,” said Jeff Leddy, CEO of Hughes Telematics. “Because of our unique systems and innovative technology, our product and service offerings are gaining significant interest in the automotive industry. We have been recognized throughout the industry for developing what we believe to be the best, most flexible approach to telematics. As the industry evolves, we are committed to continually innovating ways to add daily value for drivers using our telematics system. Drivers, fleet managers, auto manufacturers, dealers and other third parties will all benefit from being connected real time to the vehicle. Over the next decade, tens of millions of new vehicles are expected to come equipped with a telematics offering and since Hughes Telematics offers a seamless, all-encompassing telematics solution, we are excited about our prospects of gaining additional and significant market traction.”

Hughes Telematics was recently awarded the “Best Embedded Telematics Service” at the awards program for the 8th Annual Telematics Detroit 2008 Conference & Exhibition, the world's largest and most prestigious telematics conference.

U.S. consumer adoption of telematics services is expected to almost double from 16.2 million users in 2009 to 30.6 million in 2011, according to Visant Strategies, a marketing research firm that focuses on emerging and wireless technologies.

“Most drivers spend multiple hours each day in their cars and we know that they want information, convenience, and the ability to stay connected to their families and their office. They also want features and services which ensure their safety and security. Our products and services are being designed to provide all of these solutions, seamlessly, cost effectively and in a user friendly way. This will be accomplished through a robust end-to-end solution, leveraging multiple innovations from the Hughes family of companies,” Leddy said.

Mr. Leddy continued, “Our long-term contracts with Chrysler Group and Mercedes-Benz USA clearly underscore the importance that telematics represents for auto manufacturers, particularly as increasing numbers of consumers demand more integrated and interactive safety, convenience, information and entertainment options in their vehicles. We believe that our OEM partnerships position us to generate strong free cash flow as subscription services ramp up commensurately with factory installs in several million vehicles in the coming years. Our team is also very focused on our continuing discussions with many other relevant auto manufacturers around the world, each of which is seeking innovative and differentiating solutions for their customers. We believe that a large majority of auto manufacturers are in the process of making strategic decisions about their telematics solutions and we are well positioned to grow our market share as these decisions come to maturity.”

Transaction Cements Hughes Telematics Position; Offers Investors Compelling Growth Opportunities

Mr. Leddy added, “This transaction expands our shareholder base beyond Apollo and provides Hughes Telematics with additional resources. With access to significant capital and the public markets, as well as the deep marketing experience of the Polaris management team, we have the resources in place to propel the company forward and further deepen our business among manufacturers, dealers and consumers. This transaction is a validation of our business model by sophisticated and seasoned investors from Polaris and Apollo, both of which have a tremendous amount of experience in uncovering high value investing opportunities.”

Apollo is a leading private equity firm with a long track record of success in technology investments. Apollo has been an early and ongoing investor in Hughes Telematics, having invested approximately $90 million in capital to finance the product and technology solution development and deployment. Apollo will maintain its current stake in the company and continue to play an important role in guiding the Hughes Telematics management team.

Marc Byron, Chairman and CEO of Polaris stated “We promised our investors that we would methodically and quickly identify a consumer facing services company with great growth prospects. In merging with Hughes Telematics, we believe that we delivered on our promise. First, we are merging with a company in a rapidly growing industry. At the same time, Hughes Telematics has long-term contracts already in place that we believe provide financial stability. We believe we are investing in

Hughes Telematics at the inflection point of the Company’s evolution, much of which is anticipated to come in the form of predictable, recurring revenues. Second, there are no selling shareholders in this transaction, validating our belief that the company is poised to create meaningful value going forward, especially as revenue and earnings scale with the installations expected in virtually all Mercedes and Chrysler vehicles in the U.S. in the coming few years. Third, the transaction merges the technology and engineering skills of the Hughes Telematics team with the marketing and customer retention skills of the Polaris team.”

Byron added, “The structure of the all-equity transaction, including an earn-out component for management, ensures that all parties are completely aligned and focused on the long-term success of the business.”

Details of the Transaction

The transaction provides for a direct merger of Hughes Telematics and Polaris. Under the terms of the agreement, the shareholders of Hughes Telematics will receive approximately 45 million shares of Polaris common stock at the closing of the transaction, subject to certain adjustments, and they will be eligible to receive up to 29 million additional shares of Polaris common stock upon the achievement of certain stock price targets in the subsequent five years based on approximately 25% compounded annual growth in the Polaris stock price. Hughes shareholders are expected to initially own approximately 65% of the fully diluted equity of the combined company, and the Hughes Telematics management team, with significant experience in telematics, satellite radio, wireless, automotive and entrepreneurial initiatives, will continue to manage the company.

Stockholders of Hughes Telematics will further align their interests with the public stockholders of Polaris by agreeing not to transfer their shares of Polaris for two years. The transaction is expected to be completed during the first quarter 2009 pending Polaris stockholder approval, regulatory approval, and other customary closing conditions.

Lazard is serving as financial advisor to Polaris, and Pali Capital is serving as financial advisor to Hughes Telematics. Legal counsel to Polaris is Wachtell, Lipton, Rosen & Katz, while legal counsel to Hughes Telematics is Skadden, Arps, Slate, Meagher & Flom LLP. Duff & Phelps provided an opinion to the Polaris Board that the transaction was fair to Polaris from a financial point of view.

Additional information regarding the transaction as well as Hughes Telematics operations and historical financial information will be contained in an investor presentation to be made public and filed by Polaris with the Securities and Exchange Commission today.

For more information on the transaction, visit www.HTIPolaris.com

About Polaris Acquisition Corporation

Polaris Acquisition Corporation is a special purpose acquisition company formed for the purpose of acquiring a growing subscription-based business or assets. Polaris went public on January 17, 2008 and trades on the AMEX under the ticker “TKP.U”.

For more information, visit www.polarisacq.com

About Hughes Telematics

Hughes Telematics is an Atlanta-based automotive technology solutions company that provides consumers with an extensive line of in-vehicle telematics. Hughes is majority owned by Apollo management, a leading private equity firm, which also manages various enterprises in the telecommunications sector including Hughes Network Systems, LLC, a service provider to Hughes Telematics. Hughes Telematics’ existing assets also include wholly-owned subsidiary Networkcar, Inc. The San Diego, CA based company is a leader in remote vehicle diagnostics, and offers an integrated GPS tracking and diagnostic monitoring system for wireless vehicle management.

For more information, visit www.hughestelematics.com.

Conference Call

Hughes Telematics and Polaris Acquisition Corp. will host a conference call on Monday, June 16, 2008 at 10 a.m. Eastern Time (ET) to discuss the transaction. The call will be open to the public. All interested parties should dial (800) 370-0740 (within the U.S.) or (973) 935-8758 (outside the U.S.) 10 to 15 minutes prior to the scheduled start of the call. The conference call ID is 51572193. For those unable to listen to the live broadcast, a replay will be available by dialing (800) 642-1687 (within the U.S.) or (706) 645-9291 (outside the U.S.) approximately two hours after the event. The conference call ID is 51572193. Participants can also access the teleconference via webcast available at https://www.HTIPolaris.com.

This press release includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as "expect,' "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Polaris' and Hughes Telematics' expectations with respect to future performance, anticipated financial impacts of the merger transaction and related transactions; approval of the merger transaction and related transactions by shareholders; the satisfaction of the closing conditions to the merger transaction and related transactions; and the timing of the completion of the merger transaction and related transactions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside our control and difficult to predict. Factors that may cause such differences include, but are not limited to, the possibility that the expected growth will not be realized, or will not be realized within the expected time period, due to, among other things, (1) the telematics environment; (2) competitive actions taken by automotive manufacturers or other telematics firms; (3) general economic conditions; (4) actions taken or conditions imposed by the United States and foreign governments; and (5) the willingness of customers to use the services. Other factors include the possibility that the merger does not close, including due to the failure to receive required stockholder or regulatory approvals, or the failure of other closing conditions.

Polaris and Hughes Telematics caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Polaris' most recent filings with the Securities and Exchange Commission ("SEC"). All subsequent written and oral forward-looking statements concerning Hughes Telematics, Polaris, the merger, the related transactions or other matters and attributable to Polaris or Hughes Telematics or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Hughes Telematics and Polaris do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this news release.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger, Polaris will file with the Securities and Exchange Commission (“SEC”) a proxy statement. Polaris will mail the proxy statement to its stockholders. Polaris urges investors and security holders to read the proxy statement regarding the proposed merger when it becomes available because it will contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov).

Polaris and its directors, executive officers and certain other members of management and employees may be soliciting proxies from Polaris stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Polaris stockholders in connection with the proposed merger will be set forth in the proxy statement when it is filed with the SEC. You can find information about Polaris’s executive officers and directors in its Prospectus, current Reports on Form 8-K and other documents that have previously been filed with the SEC.

Contacts

Whit Clay or Josh Hochberg
Sloane & Company Public Relations
(212) 486-9500

Steve Hufford
Hughes Telematics
(770) 391-6400

Jerry Stone
Polaris Acquisition Corp.
(800) 705-6045 Ext 304